Exhibit 99.2 FORTE BIOSCIENCES FB102 CELIAC DISEASE PHASE 1B RESULTS JUNE 2025 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS ¡ Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. ¡ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB102; the risk that results from preclinical studies and early-clinical trails completed by Forte and third parties may not be predictive of results from later-stage clinical trials; the timing of initiation of Forte’s planned clinical trials, including Forte’s planned Phase 2 celiac study and other future Phase 2 studies; the timing of the availability of data from Forte’s clinical trials, including Forte’s planned Phase 2 celiac study and Phase 1b vitiligo study; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s projections of the size of the market in certain indications for FB102; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of global events on the Company, the Company’s industry or the economy generally. ¡ We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the period ending March 31, 2025, and other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

CLINICAL STAGE FB-102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiating with data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 3

ALIGNMENT OF DISEASE BIOLOGY AND MECHANISM FOR FB102 HIGHLIGHTS "PIPELINE-IN-A-PRODUCT" POTENTIAL FOR FB102 IN AUTOIMMUNE DISEASES WITH HIGH UNMET NEED

Disease	Species	Outcome	Reference
Celiac disease	Mouse	Improved IL-15-induced mucosal damage	PNAS, 2009
Vitiligo	Mouse	Enhanced repigmentation	Sci Transl Med, 2018
Alopecia areata	Mouse	Prevented fur loss	Nature Med, 2014
Type 1 diabetes	Mouse	Delayed disease onset	JCI Insight, 2018

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FB102 CD122 ANTAGONIST MECHANISM 5

CLINICAL STAGE FB102 OVERVIEW CD122 is a subunit of the intermediate affinity IL-2/IL- 15 receptor expressed on NK cells, certain T cell subtypes and is a subunit of the high affinity IL-2 receptor expressed on Tregs FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL-15 induced proliferation and activation of pathogenic NK cells, certain T cell subtypes without effecting the IL-2 biology of beneficial Tregs Lodolce 2002 Cytokine Growth Factor Rev. PMID 12401478 Ross 2018 Annu Rev Immunol. PMID 29677473 6

FB102 INHIBITS IL-2/IL-15 CD4+ AND CD8+ T CELL ACTIVATION IN IN VITRO DISEASE MODEL CD4+ and CD8+ T cells were treated with IL2 for 24 hours then with IL15 for 24 hours, simulating disease activity in the presence or absence of FB102 FB102 provides nearly complete inhibition of T cell activation CD8+ T Cells CD4+ T Cells 7

CELIAC DISEASE 8

NO APPROVED THERAPIES FOR CELIAC DISEASE; POTENTIAL FOR A SIGNIFICANT MARKET OPPORTUNITY ¡ Celiac disease is an autoimmune disease that’s triggered by consuming gluten and results in damage to the small intestine ¡ Symptom include diarrhea, fatigue, headaches, anemia, nausea, dermatitis herpetiformis (an itchy skin rash) ¡ Significant patient population does not respond to gluten free diet ¡ Health consequence for not treating include malnourishment, cancer, other autoimmune conditions ¡ Market Opportunity ¡ Estimated 1:133 in US (2.5 million people) with celiac disease (Fasano, Arch Intern Med. 2003 PMID: 12578508) ¡ 0.3% to 0.5% of celiac disease patients are non-responsive (Malamut Gastroenterology. 2024 38556189) ¡ No approved treatment options for celiac disease 9

IL-2 AND IL-15 IN CELIAC DISEASE (CED) IL-2 ¡ Clear genetic basis for involvement of IL-2 in CeD ¡ Gluten-induced IL-2 production differentiates true CeD from non-gluten induced GI symptoms ¡ IL-2 strongly correlates with symptom severity and Serum IL-2 peaks within 4 hours after gluten exposure ¡ IL-2 production is followed by increases in Intraepithelial lymphocyte (IELs) and inflammatory Th-1 type cytokine IFN-γ IL-15 ¡ Clear genetic basis for involvement of IL-15 in CeD ¡ IL-15 levels in intestinal tissue correlate with intestinal damage ¡ IL-15 is overexpressed in gut epithelium and immune cells upon gluten exposure ¡ IL-15Ra is overexpressed in Intraepithelial lymphocyte (IELs) in patients with CeD ¡ IL-15 induces proliferation and activation of Intraepithelial lymphocyte (IELs) and inflammatory cytokines IFN-γ and TNF-α ¡ IL-15 activates intestinal cytotoxic CD8+ T cells that kill gut epithelium ¡ IL-15 impairs immunosuppressive and gut-protective activity of CD4+ Tregs and TGF-β 1 - van Heel 2007 Nat Genet. PMID 17558408 10

FB102 BLOCKS GLUTEN-INDUCED INTESTINAL DAMAGE IN CELIAC SUBJECT BY BLOCKING IL-2 AND IL-15 ACTIVATION OF CD8+ T CELLS


healthy epithelium
damaged epithelium
CD8+ cells damage epithelium
CD8+ T cell
IL-15
FB102 blocks IL-15 and IL-2
IL-2
APC with gluten peptide
Gluten specific CD4+ T cell
lamina propria

Levescot 2022 Gut PMID 35879049

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FB102 BLOCKS BOTH IL-2 AND IL-15, PROVIDING POTENTIAL ADVANTAGES OVER OTHER DRUGS BEING CLINICALLY INVESTIGATED FOR CELIAC DISEASE

Gluten Modification	Immunotolerance	Gut Healing	Immunomodulators: Single targeting	Immunomodulators: Multi targeting
IMGX-003 (Entero Therapeutics)	CNP-101/TAK-101 (Takeda)	IMU-856 (Immunic Therapeutics)	IL-15 → CALY-002 (Calypso biotech, A Novartis Company)	**CD122 (IL-2/IL-15)→FB102** (FORTE BIOSCIENCES, INC)
TAK-062 (Takeda)	TMP502 (TOPAS Therapeutics)		IL 15 → Ordesekimab (sanofi, AMGEN)	IL15/IL-21→EQ-102 (equillium)
E40 (nemysis)	KAN-101 (ANOKION)		IL 15 → TEV-53408 (teva)	
	TAK227/ZED1227 (Takeda)		OX40L amlitelimab (sanofi)	
	DONQ52 (CHUGAI)			

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CELIAC DISEASE MORPHOLOGIC AND HISTOLOGICAL MEASUREMENTS IN CELIAC DISEASE 13

INTRAEPITHELIAL LYMPHOCYTES ARE MEDIATORS OF DAMAGE TO VILLI IN CELIAC DISEASE • Intraepithelial lymphocyte (IELs) are CD3+T cells that infiltrate the villus upon gluten challenge in celiac disease leading to villus atrophy • IEL count is measured as a density of CD3+ T cells per 100 enterocytes • Subjects with celiac disease typically have IEL count density of 20-30 and can increase 30%+ on exposure to gluten Taavela J, PLoS One. PMID: 24146832; PMCID: PMC3795762. Rostami K Gut. 2017 Dec; PMID: 28893865; PMCID: PMC5749338. 14

VILLUS HEIGHT TO CRYPT DEPTH RATIO (VH:CD) • Villus height to crypt depth (Vh:Cd) ratio measures morphological damage due to IEL infiltration after gluten exposure in celiac disease • Vh:Cd ratio in patients with CeD is ~2.0-3.0 when the patients are on Gluten Free Diet Adelman DC, Am J Gastroenterol. 2018 Mar;2018 Feb 20. PMID: 29460921. 15

COMPOSITE HISTOLOGICAL SCALE FOR CELIAC DISEASE Findings: A composite scale VCIEL comprising individual subject values for Vh:Cd and IEL with equal weighting appears to offer better accuracy and statistical precision, particularly for population analysis in clinical trials, as well as potentially offering a broader measure of mucosal health. 16

FB102 PHASE 1B CELIAC DISEASE STUDY 17

CELIAC DISEASE PHASE 1B DESIGN • 32 subjects were enrolled at 9 sites (AUS/NZ) • Randomized 3:1 to FB102 vs PBO (24:8) • Subjects received 3 of 4 doses of either FB102 (10mg/kg) or placebo then began 16 day gluten challenge (2g,4g, 8g for 14 days) th • 4 dose of either FB102 or placebo on day 22 • Endoscopy/biopsy at baseline and at end of gluten challenge (central review of histology endpoints) • Gluten challenge symptoms collected in patient diaries/AE reporting 18 • All subjects completed day 32 biopsy

BASELINE DEMOGRAPHICS Placebo FB102 Overall Parameter N=8 N=24 N=32 Age (Years) Mean 38.3 40.8 40.1 Female 5 (62.5%) 19 (79.2%) 24 (75.0%) Sex [n (%)] Male 3 (37.5%) 5 (20.8%) 8 (25.0%) Hispanic or Latino 0 0 0 Not Hispanic or Latino 7 (87.5%) 23 (95.8%) 30 (93.8%) Ethnicity [n (%)] Not Reported 1 (12.5%) 1 (4.2%) 2 (6.3%) Unknown 0 0 0 Body Mass Index (kg/m2) Mean 25.61 24.8 25 at Screening Mean 2.756 2.818 Baseline Villus height to Crypt depth ratio Standard error of mean 0.1398 0.1099 Baseline CD3 positive IELs Mean 25.6 23.5 per 100 enterocyte Standard error of mean 3.83 1.68 19

FB102 DEMONSTRATES SIGNIFICANT BENEFIT IN PHASE 1B CELIAC DISEASE STUDY 20

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT COMPOSITE HISTOLOGY (VCIEL) BENEFIT COMPARED TO PLACEBO Day 32 vs baseline VCIEL composite score –1.849 for PBO compared to 0.079 for FB102 treated subjects (p=0.0099) 21

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT DIFFERENCE IN CHANGE IN IEL DENSITY COMPARED TO PLACEBO Day 32 vs baseline mean IEL density increase of 13.3 for PBO compared to a decrease of 1.5 for FB102 treated subjects (p=0.0035) 22

VH:CD RATIO IMPROVEMENT OBSERVED FOR FB102 VS PLACEBO Day 32 vs baseline Vh:Cd ratio improvement of 73% for FB102 (-0.046) compared to PBO (-0.173) 23

FB102 DEMONSTRATED GLUTEN CHALLENGE SYMPTOM EVENT BENEFIT VS PLACEBO Gluten challenge (GC) symptoms reported in patient diaries/AE collection GC induced GI symptoms tracked: nausea, diarrhea, vomiting, abdominal pain, abdominal bloating Through the 16 day gluten challenge FB102 demonstrated a 42% symptom benefit vs placebo (average of 6.9 events per subject on placebo compared to 4.0 events per subject on FB102) 24

FB102 PHASE 1B CELIAC DISEASE STUDY SAFETY SUMMARY 25

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Grade Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant % % % Count) Count) Count) All Any Grade 8 100.0% 23 95.8% 31 96.9% Grade 1 (Mild) 8 100.0% 22 91.7% 30 93.8% Grade 2 (Moderate) 6 75.0% 9 37.5% 15 46.9% Grade 3 (Severe) 1 12.5% 0 0.0% 1 3.1% 26

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Organ Class Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant System Organ Class Summary % % % Count) Count) Count) Participants with at least one TEAE 8 100.0% 23 95.8% 31 96.9% Gastrointestinal disorders 7 87.5% 21 87.5% 28 87.5% Nervous system disorders 5 62.5% 10 41.7% 15 46.9% General disorders and administration site conditions 2 25.0% 5 20.8% 7 21.9% Infections and infestations 3 37.5% 4 16.7% 7 21.9% Metabolism and nutrition disorders 2 25.0% 2 8.3% 4 12.5% Musculoskeletal and connective tissue disorders 1 12.5% 2 8.3% 3 9.4% Blood and lymphatic system disorders 2 25.0% 0 0.0% 2 6.3% Psychiatric disorders 1 12.5% 1 4.2% 2 6.3% Respiratory, thoracic and mediastinal disorders 2 25.0% 0 0.0% 2 6.3% Ear and labyrinth disorders 0 0.0% 1 4.2% 1 3.1% Vascular disorders 0 0.0% 1 4.2% 1 3.1% 27

CELIAC DISEASE FB102 PHASE 2 TRIAL OVERVIEW 28

CELIAC DISEASE PHASE 2 DESIGN • 14 sites AUS/NZ initially • Initiation in 2H25 • US IND expected late 2025/early 2026 • Topline data readout expected in 2026 29

DEVELOPMENT TIMELINES 30

FB102 PROPOSED 12 MONTH CLINICAL DEVELOPMENT Celiac Disease Vitiligo Phase 1b Phase1b Study Initiation 3Q24 Initiated 1H25 Positive Topline readout in June 2025 Topline data expected 1H26 Phase 2 Phase 2 Initiation 2H25 Initiation 2026 Topline data expected in 2026 Alopecia Areata Type 1 Diabetes Phase 2 Evaluating study design and initiation Initiation 2026 31

SUMMARY 32

CLINICAL STAGE FB-102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiating with data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 33